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                                                                   EXHIBIT 10.6.


                  REDEMPTION AND REGISTRATION RIGHTS AGREEMENT

         This REDEMPTION AND REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the 20th day of June, 1997 by and among INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (the "REIT Partnership"), INNKEEPERS FINANCIAL CORPORATION, a Virginia corporation and sole general partner of the REIT Partnership (the "General Partner"), INNKEEPERS USA TRUST, a Maryland real estate investment trust (the "REIT"), the partnerships listed on Exhibit A (the "Contributing Partnerships"), the partners of the Contributing Partnerships listed on Exhibit A hereto (the "Summerfield Limited Partners") and Rolf E. Ruhfus as representative of the Summerfield Limited Partners for the limited purposes described herein (the "Summerfield Limited Partner Representative"). Capitalized terms not otherwise defined when first used herein shall have the meanings set forth in Article I.

                                    RECITALS

         WHEREAS, pursuant to separate Contribution Agreements among the REIT Partnership and the Contributing Partnerships (the "Contribution Agreements"), the Contributing Partnerships have contributed to the REIT Partnership certain hotel properties in exchange for common units of limited partnership interest in the REIT Partnership (the "Partnership Units") as set forth on Exhibit A hereto, cash and assumption of certain debt, all as set forth in the Contribution Agreements; and

         WHEREAS, the Contributing Partnerships may in the future distribute some or all of the Partnership Units received from the REIT Partnership pursuant to the Contribution Agreements to the Summerfield Limited Partners in the amounts set forth in Exhibit A; and

         WHEREAS, the General Partner, the other limited partners of the REIT Partnership and the Contributing Partnerships have executed, and upon receipt of Partnership Units, the Summerfield Limited Partners will execute, the Second Amended and Restated Agreement of Limited Partnership dated November 1, 1996 of the REIT Partnership (the "REIT Partnership Agreement"); and

         WHEREAS, the parties hereto desire to set forth certain rights of the Contributing Partnerships and the Summerfield Limited Partners as holders of the Partnership Units;

         NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto mutually agree as follows:


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                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         "AFFILIATE" means (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that beneficially owns, directly or indirectly, 5% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise Affiliates of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

         "AGREEMENT" means this Redemption and Registration Rights Agreement, as the same shall be amended, modified, or supplemented from time to time.

         "CASH AMOUNT" means an amount of cash per Partnership Unit equal to the value of the REIT Shares Amount (a) with respect to a redemption of Partnership Units pursuant to a Notice of Redemption, on the date of receipt by the General Partner of a Notice of Redemption and (b) with respect to the REIT's purchase of Redemption Shares pursuant to Section 4.4(h) or Section 5.3(f), on the date of the REIT's receipt of notice from the Summerfield Limited Partner Representative pursuant to Section 4.1 and Section 5.1(a), respectively. The value of the REIT Shares Amount shall be based on the average of the daily "Market Price" of REIT Shares for the ten consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ Stock Market, the last sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ Stock Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ Stock Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the value of such rights shall be determined by the General Partner acting in good faith on


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the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

         "CODE" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision of the Code as of the date hereof and any succeeding provision of the Code.

         "COMMON PARTNERSHIP UNIT" means a fractional, undivided common share of the ownership interests in the REIT Partnership issued under the REIT Partnership Agreement.

         "CONTRIBUTION AGREEMENTS" has the meaning provided in the preamble.

         "CONTRIBUTING PARTNERSHIPS" has the meaning provided in the preamble.

         "CONVERSION FACTOR" means one (1), provided that in the event that the REIT (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         "DECLARATION OF TRUST" means the Amended and Restated Declaration of Trust of the REIT filed with the Secretary of State of Maryland, as amended or restated from time to time.

         "GENERAL PARTNER" has the meaning provided in the preamble.

         "NOTICE OF REDEMPTION" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.

         "ONE YEAR LOCK-UP UNITS" means the number of Partnership Units issuable to Summerfield Limited Partners listed in Exhibit A as "One Year Lock Up Units".

         "PARTNERSHIP UNITS" means the Common Partnership Units of the REIT Partnership issued to the Contributing Partnerships pursuant to the Contribution Agreements.

         "PERSON" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority, or any other entity or organization.

         "REDEEMING PARTNER" has the meaning provided in Section 2.1(a) hereof.

         "REDEMPTION AMOUNT" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner in its sole discretion pursuant to
Section 2.1(c) hereof.



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         "REDEMPTION RIGHT" has the meaning provided in Section 2.1(a) hereof.

         "REDEMPTION SHARES" means the REIT Shares which are to be issued to a Summerfield Limited Partner upon exercise of the Redemption Right pursuant to
Section 2.1 hereof.

         "REIT" has the meaning provided in the preamble.

         "REIT PARTNERSHIP" has the meaning provided in the preamble.

         "REIT PARTNERSHIP AGREEMENT" has the meaning provided in the preamble.

         "REIT SHARE" means a common share of beneficial interest of the REIT, par value $0.01 per share.

         "REIT SHARES AMOUNT" means a number of REIT Shares equal to the product of the number of Partnership Units tendered for redemption by a Redeeming Partner, multiplied by the Conversion Factor; provided that in the event the REIT issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

         "SEC" means the United States Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHELF REGISTRATION" means the registration of the Redemption Shares by the REIT effected pursuant to Section 3.1 hereof.

         "SHELF REGISTRATION PERIOD" means the period of time the REIT is required to make and maintain the Shelf Registration as defined in Section 3.1 hereof.

         "SPECIFIED REDEMPTION DATE" means the first business day of the calendar quarter that is at least 10 business days after the receipt by the General Partner of the Notice of Redemption.

         "SUMMERFIELD LIMITED PARTNER REPRESENTATIVE" has the meaning provided in the preamble.

         "SUMMERFIELD LIMITED PARTNERS" has the meaning provided in the preamble.

         "TWO YEAR LOCK-UP UNITS" means the number of Partnership Units issuable to the Rolf E. Ruhfus Revocable Trust and the B. Anthony Isaac Revocable Trust listed in Exhibit A as "Two Year Lock Up Units."



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                                   ARTICLE II
                                REDEMPTION RIGHT

         2.1.     Redemption Right.

                  (a) Subject to Section 2.1(c), (i) on or after the date that is two (2) years after the date of this Agreement, each Contributing Partnership and each Summerfield Limited Partner who holds "Two Year Lock-up Units" and (ii) on or after the date that is one year after the date of this Agreement each Summerfield Limited Partner who holds "One Year Lock-up Units" shall have the right (the "Redemption Right") to tender to the REIT Partnership for redemption on a Specified Redemption Date all or a portion of the Partnership Units held by such Contributing Partnership or Summerfield Limited Partner at a redemption price equal to and in the form of the Redemption Amount by submitting to the REIT Partnership a Notice of Redemption; provided, however, that the number of Partnership Units tendered for redemption by all Contributing Partnerships and Summerfield Limited Partners on any Specified Redemption Date shall not exceed three percent (3%) of the total number of Common Partnership Units and preferred partnership units of the REIT Partnership outstanding on such Specified Redemption Date. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Contributing Partnership or Summerfield Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"); provided, however, that no Contributing Partnership or Summerfield Limited Partner may deliver to the General Partner more than one (1) Notice of Redemption during each calendar quarter. If more than one Contributing Partnership or Summerfield Limited Partner exercises the Redemption Right (each, a "Redeeming Partner") to the effect that the number of Partnership Units tendered for redemption on a Specified Redemption Date exceeds the percentage of Partnership Units specified in the preceding sentence, the number of Partnership Units that may be tendered for redemption by each Redeeming Partner shall be reduced proportionally based on the ratio the number of Partnership Units tendered for redemption by each Redeeming Partner bears to the total number of Partnership Units tendered for redemption on such Specified Redemption Date. A Summerfield Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Partnership Units or, if such Summerfield Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Summerfield Limited Partner. Notwithstanding the foregoing limitations on the exercise of the Redemption Right, if a Summerfield Limited Partner, as permitted by the Contribution Agreement or consented to by the General Partner in accordance with the REIT Partnership Agreement, pledges his Partnership Units to a third-party lender in accordance with the terms of the Contribution Agreements and such lender forecloses on such Partnership Units, such lender shall be entitled to exercise the Redemption Right with respect to such Partnership Units, as secured party on behalf of the Summerfield Limited Partner and without becoming a limited partner of the REIT Partnership, subject to the General Partner's prior receipt of such documentation as the General Partner shall reasonably request evidencing the pledge and the lender's rights to exercise the Redemption Right with respect to the Partnership Units. Except as may be otherwise provided in Section 5.2(a) of the REIT Partnership Agreement, the Redeeming Partner shall not be entitled, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units pursuant to the REIT Partnership Agreement if the record date for such distribution is on or after the Specified Redemption Date, unless the redemption is made for the Cash Amount and the Cash Amount is not paid on the Specified Redemption Date as permitted by Section 2.1(c). In that





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event, the Redeeming Partner shall be entitled to such a distribution if the record date for the distribution is on or before the date that the Cash Amount is paid.

                  (b) Notwithstanding the provisions of Section 2.1(a), the General Partner may, in its sole and absolute discretion, assume directly and satisfy a Redemption Right by paying to the Redeeming Partner the Redemption Amount on the Specified Redemption Date, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of the REIT Partnership Agreement as the owner of such Partnership Units. In the event the General Partner shall exercise its right to satisfy the Redemption Right in the manner described in the preceding sentence, the REIT Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the REIT Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner as a sale of the Redeeming Partner's Partnership Units to the General Partner for federal income tax purposes. Each Redeeming Partner agrees to execute such documents as the REIT may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.

                  (c) The REIT Partnership or the General Partner, as the case may be, shall pay the Cash Amount to a Redeeming Partner as the Redemption Amount for such partner if (i) the acquisition of REIT Shares by such Redeeming Partner on the Specified Redemption Date would (A) result in such partner or any other person owning, directly or indirectly, REIT Shares in excess of the "Ownership Limit," as defined in the Declaration of Trust and calculated in accordance therewith, except as provided in the Declaration of Trust, (B) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Declaration of Trust, (C) result in the REIT being "closely held" within the meaning of Section 856(h) of the Code, (D) cause the REIT to own, actually or constructively, 10% or more of the ownership interests in a tenant of the REIT's or the REIT Partnership's real property, within the meaning of Section 856(d)(2)(B) of the Code, or (E) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act or (ii) the REIT Partnership or the General Partner, as the case may be, so elects in its sole discretion. Any Cash Amount to be paid to a Redeeming Partner pursuant to this Section 2.1 shall be paid within sixty (60) days after the initial date of receipt by the General Partner of the Notice of Redemption relating to the Partnership Units to be redeemed, which date may extend beyond the Specified Redemption Date. Notwithstanding the foregoing, the General Partner and the REIT Partnership agree to use their best efforts to cause the closing of the redemption of Partnership Units hereunder to occur as quickly as reasonably possible.

                  (d) Each certificate, if any, evidencing REIT Shares that may be issued upon redemption of Partnership Units shall be issued as of the Specified Redemption Date and under this Section 2.1 may bear a restrictive legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law. No transfer of the shares represented by this certificate shall be valid or effective unless (A) such transfer is made pursuant to an




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                  effective registration statement under the Act or (B) the
                  holder of the securities proposed to be transferred shall have delivered to the REIT either a no-action letter from the Securities and Exchange Commission or an opinion of counsel (who may be an employee of such holder) experienced in securities matters to the effect that such proposed transfer is exempt from the registration requirements of the Act which opinion shall be reasonably satisfactory to the REIT."

                  (e) Notwithstanding that the Contributing Partnerships are, and the Summerfield Limited Partners will become upon receipt of Partnership Units from the Contributing Partners, limited partners of the REIT Partnership, each Contributing Partnership and each Summerfield Limited Partner agrees with the REIT Partnership, the General Partner and the REIT that the provision of this Article II supersede and supplant the rights of such parties as limited partners of the REIT Partnership pursuant to the provisions of Sections 8.05 through 8.08 of the REIT Partnership Agreement with respect to redemption of the Partnership Units.

                                   ARTICLE III
                               SHELF REGISTRATION

         3.1. Shelf Registration. The REIT agrees to file with the SEC a shelf registration statement pursuant to Rule 415 of the Securities Act, or similar rule that may be adopted by the SEC (a "Shelf Registration"), at a time and in a manner reasonably designed to cause the Shelf Registration to be declared effective by the SEC on or about the first anniversary of the date of this Agreement, with respect to the issuance by the REIT of at least the number of Redemption Shares issuable upon redemption of the One Year Lock-up Units. The REIT agrees to file with the SEC, no later than the second anniversary of the date of this Agreement, a Shelf Registration with respect to at least the number of Redemption Shares issuable upon redemption of the Two Year Lock-up Units. If applicable at the time of filing, the Shelf Registration shall also cover re-sales of Redemption Shares by a Contributing Partnership or Summerfield Limited Partner who is an Affiliate of the REIT and who under applicable rules and regulations of the SEC may be required to deliver a prospectus in connection with the resale of Redemption Shares. The REIT will use its reasonable best efforts to cause each Shelf Registration to be declared effective under the Securities Act as soon as reasonably possible after filing. Prior to the filing of the Shelf Registration, the Summerfield Limited Partner Representative shall notify the REIT of the method or methods of disposition that may be utilized by the holders in disposing of such Redemption Shares (which shall be limited to customary methods of sale or distribution, including broker's transactions and block trades) and such information shall be included in the prospectus included in such Shelf Registration to the extent such methods are permitted by applicable law. The REIT will use its best efforts to keep each Shelf Registration continuously effective until the earlier of (a) the date when all of the Redemption Shares covered thereby are issued or sold thereunder or (b) the date on which all Contributing Partnerships and Summerfield Limited Partners then holding Partnership Units agree to the withdrawal of the Registration Statement (the "Shelf Registration Period"). The REIT further agrees to supplement or make amendments to the Shelf Registrations, if required by the rules, regulations, or instructions applicable to the registration form utilized by the REIT or by the Securities Act or rules and regulations thereunder for the Shelf




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Registrations. No provision of this Agreement shall require the REIT to file a registration statement on any form other than Form S-3 or a successor form thereto.

         3.2.     Registration and Qualification Procedures.  The REIT will:

                  (a) Use its reasonable best efforts to cause each Shelf Registration to be declared effective by the SEC as soon after filing as reasonably possible;

                  (b) Use its reasonable best efforts to keep each Shelf Registration effective and the related prospectus current throughout the Shelf Registration Period;

                  (c) Furnish to each Contributing Partnership or Summerfield Limited Partner such numbers of copies of the relevant prospectuses, and supplements or amendments thereto, and such other documents as such party reasonably requests;

                  (d) Register or qualify the securities covered by each Shelf Registration under applicable state securities or blue sky laws; provided, however, that the REIT shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities.

         3.3. Allocation of Expenses. The REIT Partnership or the REIT shall pay all expenses in connection with each Shelf Registration, including, without limitation (a) SEC registration fees, (b) printing expenses, (c) accounting and legal fees and expenses for the REIT and the REIT Partnership, but not the fees and expenses of an accountant or attorney engaged by any Contributing Partnership or Summerfield Limited Partner, (d) expenses of complying with applicable securities or blue sky laws in connection with the Shelf Registration; provided, however, neither the REIT Partnership nor the REIT shall be liable for (i) any underwriting discounts or commissions to any broker attributable to any sale of Redemption Shares, or (ii) any fees or expenses incurred by holders of Redemption Shares in connection with such registration which, according to the written instructions of any regulatory authority, the REIT Partnership or the REIT is not permitted to pay.

         3.4. Indemnification. In connection with the Shelf Registrations, the REIT, the General Partner, and the REIT Partnership agree to indemnify holders of Partnership Units and Redemption Shares in accordance with the provisions of
Article VI hereof.

         3.5. Listing on Securities Exchange. If the REIT shall list or maintain the listing of any REIT Shares on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Redemption Shares registered pursuant to this Article III, list and maintain the listing of the Redemption Shares registered pursuant to this
Article III thereon.



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                                   ARTICLE IV
                             REQUESTED REGISTRATION

         4.1. Request for Registration. Subject to the provisions of this
Article IV, at any time after the first anniversary of the date of this Agreement, upon the written request of the Summerfield Limited Partner Representative, the REIT agrees to file with the SEC a registration statement on Form S-3 under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, with respect to not less than __% of the Redemption Shares. The number of Redemption Shares requested to be registered pursuant to the registration statement shall be set forth in the written request of the Summerfield Limited Partner Representative. Prior to the filing of the registration statement, the Summerfield Limited Partner Representative shall provide the REIT with information regarding the intended disposition of such Redemption Shares and other information required to enable the REIT to effect the appropriate registration. In effecting any registration pursuant to this
Section 4.1, the REIT may include, in addition to any Redemption Shares requested to be so registered, securities of other shareholders of the REIT as well as additional securities of the REIT on the appropriate registration form.

         4.2. Timing. Notwithstanding anything to the contrary contained in this
Article IV, (i) the REIT shall not be obligated to file or effect a registration pursuant to this Article IV during the period starting with the date 45 days prior to the REIT's estimated date of filing of, and ending on a date 90 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the REIT, provided that the REIT is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the REIT's estimate of the date of filing such registration statement is made in good faith; and provided however, that if the registration relates to REIT Shares, the REIT shall have given to the Summerfield Limited Partner Representative the notice required by Section 5.1 with respect to such registration; and (ii) if the REIT shall furnish to the Summerfield Limited Partner Representative a certificate signed by the President of the REIT stating that in the good faith judgment of the Board of Trustees it would be seriously detrimental to the REIT or its shareholders for a registration statement to be filed in the near future, then the REIT's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six months.

         4.3. One Time Registration. The REIT shall be obligated to effect only one registration pursuant to this Article IV. Any request for registration under this Article IV must be for a firmly underwritten public offering to be managed by an underwriter or underwriters of recognized national standing approved by the REIT, in its sole discretion.

         4.4. Registration and Qualification Procedures. If and whenever the REIT is required to effect the registration as provided in this Article IV, the REIT will:

              (a) as expeditiously as possible prepare and file with the SEC the appropriate registration statement, as set forth in Section 4.1, including any amendments or supplements to such registration statement that may be required by the rules, regulations or instructions applicable to the registration form utilized by the REIT or by the Securities Act or rules and regulations thereunder for such registration statement; provided, however; that no provision of this Agreement shall require the




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REIT to file a registration statement on any form other than Form S-3 and in no event will the REIT's obligations under this Article IV extend to any Redemption Shares previously registered under a Shelf Registration pursuant to Article III hereof that was declared effective by the SEC, and that remains effective;

                  (b) use its best efforts to cause such registration statement to be declared effective by the SEC under the Securities Act as soon as practicable;

                  (c) furnish to the Summerfield Limited Partners or their managing underwriter such number of copies of each preliminary prospectus and final prospectus and amendment or supplement thereto as the Summerfield Limited Partners may reasonably request in order to effect the sale of the Redemption Shares to be offered and sold by the Summerfield Limited Partners pursuant to such registration statement;

                  (d) use its best efforts to qualify the offering under applicable blue sky or other securities laws of such jurisdictions as may be specified by the managing underwriters of the offering; provided, however, that the REIT shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process;

                  (e) use its reasonable efforts (including, without limitation, preparation of necessary post-effective amendments and supplements) to cause the registration statement to remain current for ninety (90) calendar days following its effective date or such lesser period as the Summerfield Limited Partners' managing underwriter may accept;

                  (f) afford the managing underwriters of the offering and their counsel the opportunity to make such reasonable examination and inquiry into the financial condition and business of the REIT and its Affiliates as the managing underwriters of the offering and their counsel may deem necessary or prudent in connection with the preparation of the registration statement or any other materials to be used in connection with the offering.

                  (g) subject to paragraph (h) below, the General Partner will elect to satisfy with REIT Shares the Redemption Rights related to Partnership Units properly tendered for redemption by the Contributing Partnership and the Summerfield Limited Partners in order to receive Redemption Shares to include in such offering; provided however, that the REIT has determined that the issuance of Redemption Shares will not jeopardize the REIT's status as a real estate investment trust for federal income tax purposes.

                  (h) not be required to register Redemption Shares pursuant to Section 4.1 if, within ten (10) calendar days following receipt of the request for registration, the REIT shall commit itself to purchase within ten
(10) business days for the Cash Amount all of the Redemption Shares requested to be registered by the Summerfield Limited Partner Representative pursuant to
Section 4.1.

         4.5. Expenses of Registration. All underwriting discounts and commissions and other out-of-pocket fees and expenses of the REIT or the REIT Partnership attributable to Redemption Shares being sold by the Contributing Partnerships or Summerfield Limited Partners pursuant to a registration



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statement filed pursuant to this Article IV shall be borne by the Summerfield
Limited Partners, provided, however, that if the REIT or other shareholders of the REIT shall include any other securities in any registration pursuant to this
Article IV, such fees and expenses shall be apportioned among the Contributing Partnerships or Summerfield Limited Partners and the other offerors in accordance with the amount of securities being offered.

         4.6. Representation. The Summerfield Limited Representative shall serve as representative of the Contributing Partnerships and the Summerfield Limited Partners pursuant to any registration under Section 4.1 and the REIT, the REIT Partnership and their Affiliates shall be entitled to rely upon the instructions of the Summerfield Limited Partner Representative with respect to all matters relating to any registration pursuant to Section 4.1, without independent investigation or verification.

         4.7. Listing on Securities Exchange. If the REIT shall list or maintain the listing of any REIT Shares on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Redemption Shares registered pursuant to this Article IV, list and maintain the listing of the Redemption Shares registered pursuant to this
Article IV thereon.

                                    ARTICLE V
                               OTHER REGISTRATIONS

         5.1. Participation in Other Registrations.

              (a) If at any time on or after the date that is (i) one (1) year after the date of this Agreement, with respect to Redemption Shares issuable upon redemption of One Year Lock-up Units, and (ii) two (2) years after the date of this Agreement, with respect to Redemption Shares issuable upon redemption of Two Year Lock-up Units, the REIT shall propose the registration under the Securities Act of a public offering of REIT Shares (other than as set forth below), the REIT shall give written notice of such proposed registration as promptly as practicable to the Summerfield Limited Partner Representative and if, within fifteen (15) days after the giving of such notice, the Summerfield Limited Partner Representative requests the REIT in writing to include in such registration any Redemption Shares that have not previously registered under a Shelf Registration declared effective by the SEC, the REIT shall include in the registration such amount of such Redemption Shares as the Summerfield Limited Partner Representative shall request; provided, however, that the REIT shall not be required to give notice or include such Redemption Shares in any such registration if the proposed registration relates solely to (i) debt or equity securities to be issued by the REIT, the REIT Partnership or any Affiliate, pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC, (ii) securities to be offered to employees pursuant to a stock option, stock savings, or other employee benefit plan, (iii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another entity, (iv) securities to be offered by the REIT generally to any class or series of any then existing security holders of the REIT, the REIT Partnership, the General Partner or any Affiliate, (v) securities issuable upon the conversion of securities which are the subject of an underwritten redemption, or (vi) securities to be offered or issued pursuant to a combination of transactions referred to in clauses (i) through (v). The REIT may, at its sole discretion and without the consent of the Summerfield Limited Partners or the Summerfield

Limited Partner Representative, withdraw such registration statement and abandon the proposed offering.

              (b) If the proposed public offering includes securities of the same class as the Redemption Shares and is to be made pursuant to a firm commitment underwriting, if approved by the proposed managing underwriter, the Redemption Shares requested to be included by the Summerfield Limited Partners shall be included in such underwriting, on the same terms and conditions as to underwriting discounts and commissions.

              (c) If the proposed public offering does not include securities of the same class as the Redemption Shares or if, in the opinion of the proposed managing underwriter, it is not feasible to effect such public offering in conjunction with the offering of the Redemption Shares, the REIT may proceed with the registration of such public offering without including the Redemption Shares.

              (d) The REIT may, at its option, require that the amount of Redemption Shares offered for sale by the Summerfield Limited Partners be decreased (proportionately with any other shares being offered by REIT shareholders) if, in the opinion of the proposed managing underwriter, such reduction is desirable in order to permit the orderly sale at a reasonable price of the securities to be included in the proposed registered offering. If the REIT shall require such a reduction, the Summerfield Limited Partners shall have the right to withdraw some or all of their Redemption Shares from the proposed offering.

         5.2. Obligations of the REIT. The REIT shall undertake the following obligations to each Summerfield Limited Partner in connection with the registration of Redemption Shares pursuant to Section 5.1 hereof:

              (a) The REIT shall use its best efforts to qualify the offering under applicable blue sky or other securities laws of such jurisdictions as may be specified by the managing underwriter of the offering; provided, however, that the REIT shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process.

              (b) Subject to the provisions of Section 2.1(c) hereof, the General Partner will elect to satisfy with REIT Shares the Redemption Rights related to Partnership Units properly tendered for redemption by the Summerfield Limited Partners in order to receive Redemption Shares to include in such offering; provided however, that the REIT has determined that the issuance of Redemption Shares will not jeopardize the REIT's status as a real estate investment trust for federal income tax purposes.

         5.3. Conditions to Obligations of the REIT. The obligations of the REIT under Section 5.1 are subject to the following conditions:

              (a)   In no event will the REIT's obligations or duties under this
Article V apply or extend to any Redemption Shares previously registered under a Shelf Registration pursuant to Article III hereof that was declared by the SEC to be, and that remains, effective.

              (b) Any request by the Summerfield Limited Partners for registration shall specify the amount of Redemption Shares intended to be sold, contain the undertaking of such Summerfield Limited Partners to provide all such information as may be reasonably required in order to permit the REIT to comply with all applicable requirements of the SEC and to obtain acceleration of the effective date of the registration statement, and specify the proposed method of offering and sale.

              (c) The REIT may require, as a condition to fulfilling its obligations hereunder, the indemnification agreements described in Section 5.6 from the Summerfield Limited Partners.

              (d) The REIT shall not be required to register Redemption Shares pursuant to Section 5.1 if, in the opinion of counsel for the REIT concurred in by counsel for the Summerfield Limited Partners, registration thereof is not necessary to permit the sale or disposition of all such Redemption Shares within a period of not more than three (3) months pursuant to Rule 144 and Rule 145 of the General Rules and Regulations under the Securities Act or other exemptive rule or regulation affording a comparable exemption from registration. The Summerfield Limited Partners shall furnish such counsel with such information as may reasonably be requested as a basis for determining whether to furnish such opinion.

              (e) The REIT shall not be required under this Article V to include any holder's Redemption Shares in such offering unless the holder thereof accepts the terms of the underwriting agreement with respect to such offering as agreed upon between the REIT and the underwriters, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the REIT.

              (f) The REIT shall not be required to register Redemption Shares pursuant to Section 5.1 if, within ten (10) calendar days following receipt of the request for registration, the REIT shall commit itself to purchase within ten (10) business days for the Cash Amount all of the Redemption Shares requested to be registered by the Summerfield Limited Partner Representative pursuant to Section 5.1.

              (g) The Summerfield Limited Partner Representative shall serve as representative of the Contributing Partnerships and the Summerfield Limited Partners pursuant to any registration under Section 5.1 and the REIT, the REIT Partnership and their Affiliates shall be entitled to rely upon the instructions of the Summerfield Limited Partner Representative with respect to all matters relating to any registration pursuant to Section 5.1, without independent investigation or verification.

         5.4. Expenses of Registration. All underwriting discounts and commissions attributable to Redemption Shares being sold by the Summerfield Limited Partners shall be borne by the Summerfield Limited Partners. As to the other expenses of registration:

              (a) In connection with any registration pursuant to Section 5.1, the Summerfield Limited Partners shall pay or reimburse the REIT or the REIT Partnership for the SEC registration fee, printing expenses, and the reasonable expenses of qualifying the offering under applicable blue sky or other securities laws; provided, however, that such fees and expenses shall be borne by the REIT with respect to the first two (2) registrations requested by the Summerfield Limited Partner Representative pursuant to Section 5.1 and provided, further that if the REIT shall include any other securities of its issue in any registration pursuant to Section 5.1, such fees and expenses shall be apportioned among the Summerfield Limited Partners and the other offerors in accordance with the amount of securities being offered.

              (b) Any other fees or expenses incurred by one of the parties to a registration, including, without limitation, fees and expenses of attorneys and accountants, shall be borne by such party.

                                   ARTICLE VI
                                 INDEMNIFICATION

         6.1. Indemnification by the REIT, the General Partner, and the REIT Partnership. In the case of each registration pursuant to Article III, IV or V hereof, the REIT, the General Partner, and the REIT Partnership agree to indemnify and hold harmless the Summerfield Limited Partners, the directors and officers of any corporate Summerfield Limited Partner, and each Person (if any) who controls a corporate Summerfield Limited Partner within the meaning of
Section 15 of the Securities Act, against any and all losses, claims, damages, or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the REIT, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, or actions arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed to register the sale of such Redemption Shares by the Summerfield Limited Partners or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Redemption Shares are offered (a "Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented if the REIT shall have filed with the SEC any amendment thereof or supplement thereto) if used within the period during which the REIT is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section
6.1 shall not (i) apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the REIT by the Summerfield Limited Partners or by an underwriter specifically for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing.

         6.2. Indemnification by Summerfield Limited Partners. In the case of each registration pursuant hereto, the Summerfield Limited Partners agree in the same manner and to the same extent as set forth in Section 6.1 hereof to indemnify and hold harmless the Partnership, the General Partner, the REIT, each Person (if any) who controls the REIT, the General Partner and the REIT Partnership within the meaning of Section 15 of the Securities Act, the directors of the REIT and the General Partner, and those officers of the REIT who shall have signed any such registration statement, and, if required by any underwriter, each indemnitor and each Person (if any) who controls each underwriter within the meaning of Section 15 of the Securities Act, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereto or any preliminary prospectus or final prospectus (as amended or supplemented if amended or supplemented as aforesaid) contained in such registration statement or any Blue Sky Filing, if such statement or omission was made in reliance upon and in conformity with written information furnished to the REIT by such indemnifying party specifically for use in accordance with the preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto, or any Blue Sky Filing.

         6.3. Indemnification Procedures..

              (a) Each indemnified party shall, with reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained herein, notify the indemnifying party in writing of the commencement thereof.

              (b) The omission to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless the failure to give notice materially adversely affects the ability of the indemnifying party to defend a claim which is the subject of indemnification hereunder (in which case the indemnifying party shall be relieved of its obligation only to the extent of offsetting any loss, damage, or liability it suffers as a consequence of the failure against its monetary obligation to the indemnified party).

              (c) In case any such action shall be brought against any indemnified party and the indemnified party shall so notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except as provided below.

              (d) The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

              (e) The indemnity agreements contained herein shall be in addition to any liabilities which the indemnifying party may have pursuant to law.

         6.4. Contribution.

              (a) If for any reason the indemnification provisions contemplated herein are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, or liabilities referred to therein, then the party that otherwise would be required to provide indemnification or the indemnifying party (in either case, for purposes of this section, the "Indemnifying Party") in respect of such losses, claims, damages, or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this section, the "Indemnified Party") as a result of such losses, claims, damages, liabilities, or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. In no event shall any holder of Redemption Shares covered by the registration be required to contribute an amount greater than the dollar amount of the proceeds received by such holder from the sale of Redemption Shares pursuant to the registration giving rise to the liability.

              (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII
                                     GENERAL

         7.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, or sent prepaid by international courier, to the Contributing Partnerships and the Summerfield Limited Partners
c/o Summerfield Hotel Corporation, 8100 East 22nd Street, Building 500, Wichita, Kansas 67226 or by facsimile at (316) 681-0905. Notices to the REIT, the REIT Partnership and the General Partner shall be delivered at or mailed to 306 Royal Poinciana Way, Palm Beach, Florida 33480, fax (561) 835-0457. The REIT, the REIT Partnership and the General Partner may specify a different address by written notice to the Summerfield Limited Partner Representative. The Summerfield Limited Partner Representative may specify a different address by written notice to the REIT. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when delivered by hand or confirmed by facsimile transmission, or, in the case of delivery by courier, when actually delivered to the address of the intended recipient.

         7.2. Entire Agreement. This Agreement and exhibits attached hereto constitute the entire agreement of the parties and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         7.3. Pronouns and Plurals. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

         7.4. Headings. The article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular article.

         7.5. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         7.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         7.7. Confirmation. It shall be a condition to any Person succeeding to the rights of a Summerfield Limited Partner as permitted herein that such Person, if requested by the REIT, execute a counterpart to this Agreement and become a party hereto.

         7.8. Summerfield Representative. In the event of the death or disability of Rolf E. Ruhfus, the successor Summerfield Limited Partner Representative hereunder shall be designated in writing by the Contributing Partnerships or Summerfield Limited Partners owning a majority of the Partnership Units (or Redemption Shares issued in respect thereof) then outstanding. If no successor Summerfield Limited Partner Representative is so designated within five (5) business days following the date of such death or incapacity, the Contributing Partnership or Summerfield Limited Partner then owning the largest number of Partnership Units (or Redemption Shares issued in respect thereof) as then reflected on the books and records of the REIT Partnership or the transfer agent for the REIT shares, as the case may be, shall be the successor Summerfield Limited Partner Representative. The REIT, the REIT Partnership, the General Partner and their Affiliates shall be entitled to rely upon any written instructions or information received from the Summerfield Limited Partner Representative on behalf of the Contributing Partnerships or the Summerfield Limited Partners with respect to all matters contemplated by this Agreement, without independent investigation or verification.

         7.9. Amendment. This Agreement may be amended by written agreement executed by the REIT, the General Partner, the REIT Partnership and the Summerfield Limited Partner Representative.

         7.10 Authority; Binding Effect. Each party hereto represents and warrants to the other parties that it has the full legal right, power and authority to execute this Agreement, that this Agreement has been duly authorized, executed and delivered on behalf of such party and constitutes a valid and binding agreement of such party enforceable in accordance with its terms.

         7.11. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement.

         7.12. Other Units. This Agreement shall apply only to the Partnership Units issued pursuant to the Contribution Agreements and the Redemption Shares issuable in respect thereof and shall not apply to any Redemption Shares or partnership interests in the REIT Partnership which any Contributing Partnership or Summerfield Limited Partner may now own or acquire in the future.

                  IN WITNESS WHEREOF, each party has duly executed this Agreement as of the day and year first above written.

                                           INNKEEPERS USA TRUST, a
                                           Maryland real estate investment trust

                                           By:  /s/ Mark Murphy
                                               ---------------------------------
                                           Name: Mark Murphy
                                                --------------------------------
                                           Title:  Secretary
                                                 -------------------------------

                                           INNKEEPERS USA LIMITED
                                           PARTNERSHIP

                                           By:  INNKEEPERS FINANCIAL
                                                CORPORATION, its general
                                                partner

                                           By:  /s/ Mark Murphy
                                               ---------------------------------
                                           Name: Mark Murphy
                                                --------------------------------
                                           Title:  Vice President
                                                 -------------------------------

                                 CONTRIBUTING PARTNERSHIPS:

                                 ADDISON SUMMERFIELD ASSOCIATES, L.P.
                                 By: Summerfield Suites Investment Corporation,
                                     general partner

                                 By:  /s/ Roy R. Baker
                                     -------------------------------------
                                 Name: Roy R. Baker
                                      ------------------------------------
                                 Title:  CFO
                                       -----------------------------------

                                 ATLANTA CUMBERLAND SIERRA ASSOCIATES,
                                 L.P.
                                 By: Sierra Suites Hotel Corporation,
                                     general partner

                                 By:  /s/ Roy R. Baker
                                     -------------------------------------
                                 Name: Roy R. Baker
                                      ------------------------------------
                                 Title:  CFO
                                       -----------------------------------

                                 BELMONT SUMMERFIELD ASSOCIATES, L.P.
                                 By: Summerfield Suites Holding Corporation,
                                     general partner

                                 By:  /s/ Roy R. Baker
                                     -------------------------------------
                                 Name: Roy R. Baker
                                      ------------------------------------
                                 Title:  CFO
                                       -----------------------------------

                                 EL SEGUNDO SUMMERFIELD ASSOCIATES, L.P.
                                 By: Summerfield Suites Holding Corporation,
                                     general partner

                                 By:  /s/ Roy R. Baker
                                     -------------------------------------
                                 Name: Roy R. Baker
                                      ------------------------------------
                                 Title:  CFO
                                       -----------------------------------

                                 LAS COLINAS SUMMERFIELD ASSOCIATES, L.P.
                                 By: Summerfield Suites Holding Corporation,
                                     general partner

                                 By:  /s/ Roy R. Baker
                                     -------------------------------------
                                 Name: Roy R. Baker
                                      ------------------------------------
                                 Title:  CFO
                                       -----------------------------------

                            MOUNT LAUREL SUMMERFIELD ASSOCIATES,
                            L.P.
                            By: Summerfield Suites Realty Corporation,
                                general partner

                            By:  /s/ Roy R. Baker
                                -------------------------------------
                            Name: Roy R. Baker
                                 ------------------------------------
                            Title:   CFO
                                   ----------------------------------

                            PHOENIX CAMELBACK SIERRA ASSOCIATES,
                            L.P.
                            By: Sierra Suites Hotel Corporation, general partner

                            By:  /s/ Roy R. Baker
                                -------------------------------------
                            Name: Roy R. Baker
                                 ------------------------------------
                            Title:   CFO
                                   ----------------------------------

                            TINTON FALLS HOTEL ASSOCIATES. L.P.
                            By: Summerfield Suites Holding Corporation,
                                general partner

                            By:  /s/ Roy R. Baker
                                -------------------------------------
                            Name: Roy R. Baker
                                 ------------------------------------
                            Title:   CFO
                                   ----------------------------------

                            WEST HOLLYWOOD SUMMERFIELD ASSOCIATES, L.P.
                            By: Summerfield Suites Holding Corporation,
                                general partner

                            By:  /s/ Roy R. Baker
                                -------------------------------------
                            Name: Roy R. Baker
                                 ------------------------------------
                            Title:   CFO
                                   ----------------------------------

                            SUMMERFIELD SUITES LEASE COMPANY, L.P.
                            By: Summerfield Lease Corporation,
                                general partner

                            By:  /s/ Roy R. Baker
                                -------------------------------------
                            Name: Roy R. Baker
                                 ------------------------------------
                            Title:   CFO
                                   ----------------------------------

                                      BANC ONE CAPITAL PARTNERS III, LTD.

                                      By: BOCP Holdings Corporation, its Manager

                                      By:  /s/ Ronald Callenone
                                          -------------------------------------
                                      Name: Ronald L. Callenone
                                           ------------------------------------
                                      Title: Authorized Signer
                                            -----------------------------------

                                      BENEFICIAL HOLDERS:

                                      Consolidated Equities Trust

                                      By:  /s/ Roy R. Baker
                                          -----------------------------------
                                      Name: Roy R. Baker
                                            ------------
                                      Title:Trustee
                                            -------
                                      Aquarina Developments, Inc.

                                      By:  /s/ Jurgen Lieberwirth
                                          ------------------------------------
                                      Name: Jurgen Lieberwirth
                                            ------------------
                                      Title:President
                                            ---------

                                      /s/ Tina Gunderson
                                      ---------------------------------------
                                      Tina Gunderson


                                      ---------------------------------------
                                      Ernst-Wilhelm Contzen


                                      ---------------------------------------
                                      Paul Cremer


                                      B. Anthony Isaac Revocable Trust

                                      By:  /s/ Anthony Isaac
                                          -----------------------------------
                                      Name: B. Anthony Isaac
                                           ----------------------------------
                                      Title:   Trustee
                                             --------------------------------

                                      /s/ Don Marvin
                                      ----------------------------------------
                                      Don R. Marvin

                                      /s/ John Morse
                                      ----------------------------------------
                                      John R. Morse

                                      /s/ Robert Mossburg
                                      ----------------------------------------
                                      Robert E. Mossburg

                                      Rolf E. Ruhfus Revocable Trust

                                      By:  /s/ Rolf Ruhfus
                                          ------------------------------------
                                      Name: Rolf E. Ruhfus
                                            --------------
                                      Title:Trustee
                                            -------

                                      SF HOTEL COMPANY, L.P.
                                      By: Summerfield Hotel Corporation

                                      By: /s/ Roy R. Baker
                                          -----------------------------------
                                      Name: Roy R. Baker
                                           ----------------------------------
                                      Title: CFO
                                             --------------------------------

                                      SIERRA SUITES HOTEL CORPORATION

                                      By: /s/ Roy R. Baker
                                          -----------------------------------
                                      Name: Roy R. Baker
                                           ----------------------------------
                                      Title:  CFO
                                             --------------------------------

                                      /s/ Edmund Socha
                                      ------------------------------------------
                                      Edmund Socha

                                      SUMMERFIELD SUITES HOLDING CORPORATION

                                      By: /s/ Roy R. Baker
                                          -----------------------------------
                                      Name: Roy R. Baker
                                           ----------------------------------
                                      Title:  CFO
                                             --------------------------------

                                      SUMMERFIELD SUITES INVESTMENT CORPORATION

                                      By: /s/ Roy R. Baker
                                          -----------------------------------
                                      Name: Roy R. Baker
                                           ----------------------------------
                                      Title:  CFO
                                             --------------------------------

                                      SUMMERFIELD SUITES MANAGEMENT CORPORATION

                                      By: /s/ Roy R. Baker
                                          -----------------------------------
                                      Name: Roy R. Baker
                                           ----------------------------------
                                      Title:   CFO
                                             --------------------------------

                                      SUMMERFIELD SUITES REALTY CORPORATION

                                      By: /s/ Roy R. Baker
                                          -----------------------------------
                                      Name: Roy R. Baker
                                           ----------------------------------
                                      Title:  CFO
                                             --------------------------------

                                     SUMMERFIELD LIMITED PARTNER
                                     REPRESENTATIVE:

                                     /s/ Rolf Ruhfus
                                     -----------------------------------------
                                     Rolf E. Ruhfus, as Summerfield Limited
                                     Partner Representative

         Each of the undersigned beneficiaries of the above signed trusts hereby agrees that any Partnership Units or Redemption Shares distributed by the trusts to the undersigned shall be subject to all of the terms and provisions of this Agreement.

                                     /s/ Rolf Ruhfus
                                     -------------------------------------------
                                     Rolf E. Ruhfus, beneficiary of the Rolf E.
                                     Ruhfus Revocable Trust

                                     /s/ Anthony Isaac
                                     -------------------------------------------
                                     B. Anthony Isaac, beneficiary of B. Anthony
                                     Isaac Revocable Trust

                                     /s/ Roy R. Baker
                                     -------------------------------------------
                                     Roy R. Baker, beneficiary of
                                     Consolidated Equities Trust
                                     Isaac Revocable Trust